Exhibit 10.55
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***]
AMENDMENT NUMBER 15
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 15 ("Amendment"), entered into effective as of July 12, 2017 ("Amendment 15 Effective Date"), by and between Amgen Inc. ("Amgen") and Insulet Corporation ("Insulet") amends the Agreement (defined below).

RECITALS

A.Amgen and Insulet entered into that certain agreement titled "Supply Agreement" effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the "Agreement").

B.Amgen and Insulet desire, and are willing, to amend the Agreement to [***], all as set forth herein.

NOW, THEREFORE, in consideration of the Parties respective promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.DEFINITIONS

1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2.AMENDMENTS TO THE AGREEMENT

2.1Section 2.18.3. The first sentence of Section 2.18.3 of the Agreement is hereby amended by replacing the date "June 20, 2017" with the date "July 18, 2017''.

3.CONCLUSION

This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the Parties notwithstanding that each of the Parties may have signed different counterparts. A facsimile transmission or PDF of this Amendment bearing a signature on behalf of a Party shall be legal and binding on such Party. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

Amgen Proprietary - Confidential

Execution Copy; Contract Number CW2146852
Amendment 15
IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 15 Effective Date.

Insulet Corporation		Amgen Inc.
By:	/s/ Eric Benjamin	By:	[***]
Date:	12 July 2017	Date:	[***]
Name:	Eric Benjamin	Name:	[***]
Title:	Vice President, Global Procurement and Supplier Development	Title:	[***]
Amgen Proprietary - Confidential